Exhibit 99.1
January 2007

Forward Looking Statement Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro- economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in Equity One's geographic markets; the availability of properties for acquisition; the timing and financial results of property dispositions; the success of Equity One's efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Agenda Company Presentation Introduction - Jeff Olson Operations - Jeff Stauffer Development - Bob Malagon Finance / Accounting - Greg Andrews Google Earth Tour Palm Beach, Broward, Miami-Dade Counties Property Tour

# Company Overview

- Largest owner of shopping centers in the state of Florida
  - 95 centers, 95% leased*, ~$505/sf in average grocery sales, low rents
  - Accounts for 61% of our AMR and is growing. In 2004 Florida represented 50% of our AMR.
- Our next two largest markets are:

  Atlanta (12% AMR) and the Northeast (7% AMR)
- New management team and operating philosophy
  - Reduce the risk premium
  - Focus on increasing NAV/share
- We are a pure-play real estate company
  - High quality portfolio
  - Increasingly intensive asset management program
  - Redevelopment & development capabilities
- Development pipeline ~$75 million & Redevelopment pipeline ~$50 million
- 2007 Objectives: Simplicity, Focus, Revenue Growth, Efficiencies and Cost Savings

* Includes development and redevelopment properties.

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Florida Facts Estimated population of 18.3 MM (1) 4th most populous state (1) 5 yr. projected growth of 11% (from 2006 until 2011) (1) Over 80 million tourists visit Florida annually, with 25 million visiting South Florida (2) Will surpass NY in less than 25 years as 3rd most populous state (2) 70% of Dade, Broward and West Palm Beach Counties are either conservation or agricultural zones (2) Sources: (1) Florida Demographic Estimating Conference (2) Charting the Course: Where is South Florida Heading?

Our Portfolio 7% AMR 12% AMR 24% AMR 37% AMR 37% AMR

Management Team Jeff Olson CEO / President Jeff Stauffer COO Greg Andrews CFO Bob Malagon/ Peter Pelt Development Alan Merkur Director of Transactions Arthur Gallagher General Counsel Leasing Property Mgmt. Construction Redevelopment Accounting Finance Investor Relations I.T.

Board Members Chaim Katzman Jeffrey Olson Noam Ben-Ozer James Cassel Cynthia Cohen Neil Flanzraich Patrick Flinn Nathan Hetz Peter Linneman Dori Segal

Investment Considerations* Challenges: Management transition Gains from land sales and lease termination fees were high in 2006 Bottom 15% of assets Slow down in housing market Opportunities: Small base to grow the business yet enough size to have critical mass Terrific balance sheet - low debt, access to multiple sources of capital Pure-play portfolio of A and B quality centers in high growth markets Renewed focus on looking inward for growth: higher rents, operating efficiency, pursue ancillary income, increase redevelopment and development Cheap anchor rents * As per 3Q 2006 earnings call

Our Income is Well Diversified Note: Per 3Q 2006 supplemental, excludes Texas JV, four development parcels and seven non-retail properties. properties. properties.

Operations Major Initiatives Revenue Enhancement Build Relationships with National Retailers Cost Savings Technology

Sunlake Towne Centre This Development Site is a Joint Venture between Amprop Development, a Tampa based retail developer, and Equity One. This site is a 155 acre mixed use development parcel located at the intersection of S.R. 54 and Sunlake Boulevard in Land O' Lakes, which is situated in southern Pasco County. Pasco County's population has increased sharply at 23.5% growth since 2000, which ranks 7th out of 67 counties in Florida, and 29th out of 3,141 counties across the United States. The construction of the Suncoast Parkway, which opened in 2001, and the widening of S.R. 54, which was completed in 2003, has fueled the housing boom in southern Pasco County. Within a 3 mile radius of the site, there are over 18,000 new residential units either built or being developed over the next 15 years.

Sunlake Towne Centre The Sunlake DRI is approved for 640,000 sq. ft. of Retail, 340,000 sq. ft. of Office, and 600 Residential Units An MPUD (Master Planned Unit Development) Phase I, was approved in June 2006, which entitles the project to develop 110,000 sq. ft. of Retail, 95,000 sq. ft. of Office, and 600 Residential Units. Leases are signed with Publix, Suntrust Bank, Wachovia Bank, and CVS Drugstore. Construction of the Publix Shopping Center is projected to commence in April 2007 and be completed by April 2008. We are currently investigating the sale of the Residential Parcel I to a Residential Developer, and Residential Parcel H to an Office Developer. Based on developing Phase I only and then selling all of the land, the following are the projections: Total Costs = $37.6 million Total Value = $54.5 million * Projected Profit = $16.9 million * Assumes a 7% cap rate on retail and $ 17.7 million in land sales

Sunlake Towne Centre

Finance/Accounting/IT - Key Findings Equity One has a strong balance sheet. At 9/30/06: Our total debt to market capitalization was 36.4%. Our interest coverage on a consolidated basis was 2.8x and our fixed charge coverage was 2.4x. Variable-rate debt accounted for 5% of our total market capitalization. The company garners investment-grade ratings from Moody's (Baa3) and S&P (BBB-). Equity One has wide-ranging relationships with banks and capital providers. The company has issued an aggregate $570 million through four bond deals since 2004. Our existing line of credit matures in 2009 and has commitments for $275 million from 16 banks. The line is expandable to $400 million. Cash is efficiently managed through the use of lockboxes and other cash management tools. The accounting, finance, and IT departments have depth and breadth. The staff in these areas consists of 51 people, with experience from public accounting, investment/commercial banking, and REITs/REOCs. Equity One's information systems and technology standards are state-of-the-art. The company has clearly spelled-out accounting policies and procedures. A comprehensive internal audit plan focuses on mitigating risk. Conclusion: There is a strong foundation for effective operations and profitable growth.

Finance/Accounting/IT - Key Initiatives Establish tools/processes for managing our portfolio and forecasting our cash flow. Value every property using 10-year DCF models. Update quarterly. Forecast corporate cash flow with emphasis on next 8 quarters. Use output for business planning and performance measurement. Drive our business results through consistent performance measurement. Create a relentless focus on increasing same-property NOI. Improve leasing spreads, reduce downtime, and seek out ancillary revenues and cost efficiencies. Sharpen the discipline used in underwriting development, updating pro formas, and measuring results. Hone our comprehensive approach to risk management. Employ technology to streamline processes and improve information sharing Enhance billing, collection, and posting procedures. Get cash faster and minimize labor-intensive reconciliations. Implement a state-of-the-art accounts payable system. Emphasize role of research and technology in all areas of the company, particularly leasing, acquisitions, and development. Conclusion: Refine financial management processes, performance benchmarks, and research strategies. Implement in conjunction with technology to drive results.

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